UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2003


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-13781                 22-2889587
 (State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation)                       File Number)           Identification No.)


5555 San Felipe Road, Suite 1200
Houston, Texas                                                          77056
(Address of principal executive offices)                              (Zip Code)

                                  (713)877-8006
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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Item 5. Other Events.

     On December 19, 2003, KCS Energy, Inc. announced an increase in its 2004 capital expenditure budget to $105 million and provided an update on its hedging program. A copy of the press release announcing the hedging and increased capital budget for 2004 is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

     KCS Energy, Inc. disclaims any duty to update the information contained or incorporated by reference in this report other than as required by the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit 99.1 KCS Energy, Inc. Press Release dated December 19, 2003 announcing the increased capital spending budget for 2004 and an update on its hedging program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KCS Energy, Inc.


Date: December 29, 2003                           /s/ Frederick Dwyer
                                                  ------------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                      and Secretary










                                  EXHIBIT INDEX


Exhibit   Description
-------   -----------

   99.1 KCS Energy, Inc. Press Release dated December 19, 2003 announcing the increased capital spending budget for 2004 and an update on its hedging program.